UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2006

TRUE TEMPER SPORTS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-72343	52-2112620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 Tournament Drive
Suite 200
Memphis, Tennessee 38125
(Address of Principal Executive Offices, including  Zip Code)

Telephone: (901) 746-2000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

      On June 9, 2006, True Temper Sports, Inc. (the “Company”) announced that it had entered into an agreement to purchase certain golf shaft assets from a former competitor, Royal Precision, Inc. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s related press release dated June 9, 2006. The information furnished under Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

ITEM 9.01 FINANICIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release dated June 9, 2006 announcing asset purchase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

True Temper Sports, Inc.

Date: June 12, 2006	By:	/s/ Scott C. Hennessy
	Name:	Scott C. Hennessy
	Its:	President and Chief Executive Officer

Date: June 12, 2006	By:	/s/ Jason A. Jenne
	Name:	Jason A. Jenne
	Its:	Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Press Release dated June 9, 2006 announcing asset purchase